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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                           Reported): March 28, 2007

                  CWHEQ Home Equity Loan Trust, Series 2007-B
                  -------------------------------------------
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-132375-19

                                  CWHEQ, INC.
                                  -----------
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-132375

                         Countrywide Home Loans, Inc.
                         ----------------------------
            (Exact name of the sponsor as specified in its charter)

                       Delaware                    87-0698310
             (State or Other Jurisdiction       (I.R.S. Employer
                  of Incorporation)           Identification No.)


  4500 Park Granada
  Calabasas, California                                   91302
  ---------------------                                  -------
  (Address of Principal Executive Offices)              (Zip Code)

  Registrant's telephone number, including area code (818) 225-3000
                                                     --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

Filing of Certain Materials

      The consolidated balance sheets of Financial Security Assurance Inc. which appear in Exhibit 99.1 of Financial Security Assurance Holdings Ltd. Annual Report on Form 10-K and its subsidiaries as of December 31, 2005 and 2004, and the related consolidated statements of operations and comprehensive income, changes in shareholders' equity and cash flows for each of the three years in the period ended December 31, 2005, incorporated by reference in the prospectus supplement, have been so incorporated in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.



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

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      Item 9.01. Financial Statements, Pro Forma Financial Information and
Exhibits.

(a)   Not applicable.

(b)   Not applicable.

(c)   Exhibits:


      23.1 Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm of Financial Security Assurance Inc.



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

                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CWHEQ, INC.



                                    By:   /s/ Darren Bigby
                                          ------------------------------------
                                          Name:  Darren Bigby
                                          Title: Vice President



Dated:  March 28, 2007



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Exhibit Index


Exhibit

 23.1               Consent of PricewaterhouseCoopers LLP,
                    Independent Registered Public Accounting Firm of Financial Security Assurance Inc.


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